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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 26, 2001

                       CHASE MORTGAGE FINANCE CORPORATION
--------------------------------------------------------------------------------
                           (Exact name of registrant)

         Delaware                     333-56081                   52-1495132
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


                  343 Thornall Street, Edison, NJ             08837
              ----------------------------------------      ----------
              (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (732) 205-0600


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Item 5.  Other Events:


         On or about November 26, 2001, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2001-S1, Series 2001-S2, Series 2001-S3, Series 2001-S4, Series 2001-S5 and Series 2001-S6 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the November 26, 2001 distribution


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 7, 2001

                                                     JPMorgan Chase Bank (f/k/a
                                                     "The Chase Manhattan
                                                     Bank"), As Paying Agent, on
                                                     behalf of Chase Mortgage
                                                     Finance Corp.


                                                     By: /s/ Andrew M. Cooper
                                                     ---------------------------
                                                     Name: Andrew M. Cooper
                                                     Title: Trust Officer


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                               INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

20.1 Monthly Reports with respect to the distribution to certificateholders on November 26, 2001.